COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES

NOTE 27. COMMITMENTS AND CONTINGENCIES

Commitments

(a) Operating Leases

We rent certain properties which are used as office premises under lease agreements that expire at various dates through 2025. The following table sets forth our future aggregate minimum lease payments required under these operating leases, as of December 31, 2011:

(in US$ thousands)
Year	Amount
2012	$1,472
2013	1,193
2014	1,146
2015	1,149
2016	481
2017 and after	1,128

$6,569

Rental expense for operating leases amounted to $5.1 million, $3.0 million and $2.5 million for the years ended December 31, 2009, 2010 and 2011, respectively.

(b) License Agreements

We have contractual obligations under various license agreements to pay the licensors license fees and minimum guarantees against future royalties. The following table summarizes the committed license fees and minimum guarantees against future royalties set forth in our significant license agreements as of December 31, 2011.

(in US$ thousands)	License fees	Minimum guarantees against future royalties	Total
Minimum required payments:
In 2012	$559	$100	$659
After 2012	6,300	1,500	7,800

	$6,859	$1,600	$8,459

The initial minimum guarantees against future royalties and license fees are not required to be paid until the licensed games are commercially released or until certain milestones are achieved, as stipulated in the individual license agreements. The remaining minimum guarantees are generally required to be paid within three years subsequent to the commercial release dates of the licensed games.

Contingencies

We are subject to legal proceedings and claims that arise in the normal course of business. We believe the ultimate liabilities with respect to these actions will not have a material adverse effect on our financial condition, results of operations or cash flows. (See Note 28, “Litigation”, for additional information.)